SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: December 11, 1996


                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
            (formerly known as "Chemical Mortgage Securities Corp.")
            --------------------------------------------------------
                           (Exact Name of Registrant)


      New York                     333-05271              13-3728743
   --------------                -------------          ------------------
   (State or other               (Commission             (IRS Employer
   jurisdiction of                File Number)           Identification No.)
   incorporation)


                        380 Madison Avenue, New York          10017-2951
                   Address of principal executive offices)    (Zip Code)

  Registrant's telephone number, including area code: (212) 622-3510

Item 5.  Other Events.

         On or about November 18, 1996, Chase Commercial Mortgage Securities Corp. (the "Depositor") made the distribution to holders of its Mortgage Pass-Through Certificates, Series 1996-1 contemplated by the Pooling and Servicing Agreement dated as of July 1, 1996 (the "Pooling and Servicing Agreement") among the Depositor, The Chase Manhattan Bank, as Servicer, Lennar Partners Inc., as Special Servicer, LaSalle National Bank, as Trustee and ABN Amro Bank N.V., as Fiscal Agent.

         A copy of the Certificateholders Report with respect to such distribution delivered pursuant to Section 4.02 of the Pooling and Servicing Agreement is being filed as an Exhibit to this Current Report on Form 8-K.


Item 7(c). Exhibits

           Exhibits            Description
           --------            -----------

            20.1               Monthly Report with respect to the November 18,
                               1996 distribution

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 11, 1996


                                            CHASE COMMERCIAL M0RTGAGE
                                            SECURITIES CORP.


                                            By:   /s/ Denis Kelly
                                                  -------------------
                                           Name:   Denis Kelly
                                           Title:  Assistant Treasurer

                                 INDEX TO EXHIBITS
                                 -----------------



           Exhibit No.             Description
           -----------             -----------

             20.1 Monthly Report with respect to the distribution to Certificateholders on November 18, 1996